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                                                                    EXHIBIT 24.1

                         YORK INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of York International Corporation, a Delaware corporation (the
"Company"), hereby constitute and appoint Jane G. Davis and C. David Myers, or any of them acting singly or jointly, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Company, the Registration
Statement of the Company on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration
Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Company in connection with the Company's Amended and Restated 1992 Employee
Stock Purchase Plan.

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
Capacity                                                    Date
--------                                                    ----
/s/ Michael R Young                                   January 24, 2002
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Michael R. Young
President and Chief Executive Officer
and Director


/s/ C. David Myers                                    January 24, 2002
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C. David Myers, Vice President and
Chief Financial Officer


/s/ David R. Heck                                     January 24, 2002
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David R. Heck, Controller


/s/ Gerald C. McDonough                               January 24, 2002
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Gerald C. McDonough, Chairman


/s/ W. Michael Clevy                                  January 24, 2002
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
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
W. Michael Clevy, Director


/s/ Malcolm W. Gambill                                January 24, 2002
------------------------------------
Malcolm W. Gambill, Director


/s/ John Roderick Heller, III                         January 24, 2002
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John Roderick Heller, III, Director


/s/ Robert F. B. Logan                                January 24, 2002
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Robert F. B. Logan, Director


/s/ Paul J. Powers                                    January 24, 2002
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Paul J. Powers, Director


/s/ Donald M. Roberts                                 January 24, 2002
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Donald M. Roberts, Director


/s/ James A. Urry                                     January 24, 2002
------------------------------------
James A. Urry, Director